Execution Version

    Seventh Amendment to Credit Agreement

This Seventh Amendment to Credit Agreement (this “Seventh Amendment”) dated as of April 10, 2024, is among Crescent Energy Finance LLC (f/k/a Independence Energy Finance LLC), a Delaware limited liability company (the “Borrower”); each of the undersigned Guarantors (collectively with the Borrower, the “Obligors”); Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”), Collateral Agent and a Letter of Credit Issuer; and the Lenders signatory hereto.

    Recitals

A.    The Borrower, the Administrative Agent, the Collateral Agent, the Letter of Credit Issuers and the Lenders are parties to that certain Credit Agreement dated as of May 6, 2021 (as amended by the First Amendment to Credit Agreement, dated as of September 24, 2021, the Second Amendment to Credit Agreement, dated as of March 30, 2022, the Third Amendment to Credit Agreement, dated as of March 30, 2022, the Fourth Amendment to Credit Agreement, dated as of September 23, 2022, the Fifth Amendment to Credit Agreement, dated as of July 3, 2023, the Sixth Amendment to Credit Agreement, dated as of December 13, 2023, and as further amended, modified, supplemented or restated from time to time prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.    The Borrower, the Administrative Agent and the Lenders party hereto have agreed to amend certain provisions of the Credit Agreement as more fully set forth herein.
C.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Seventh Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section, exhibit and schedule references in this Seventh Amendment refer to sections, exhibits and schedules of the Credit Agreement.
Section 2.Amendments to the Credit Agreement on the Seventh Amendment Effective Date. Subject to the conditions precedent contained in Section 4 hereof, the Credit Agreement shall be amended effective as of the Seventh Amendment Effective Date in the manner provided in this Section 2.
2.1Amendments to Section 1.1.
(a)Each of the following definitions is hereby amended and restated in its entirety to read as follows:

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“Aggregate Elected Commitment Amount” means the sum of the Elected Commitment Amounts of all of the Lenders. The Aggregate Elected Commitment Amount as of the Seventh Amendment Effective Date is $1,300,000,000.
“Aggregate Maximum Credit Amount” at any time shall equal the sum of the Maximum Credit Amounts, as the same may be increased, reduced or terminated from time to time in connection with an optional increase of the Aggregate Maximum Credit Amount pursuant to Section 2.16(a) or a termination or reduction of the Aggregate Maximum Credit Amount pursuant to Section 4.2. The Aggregate Maximum Credit Amount as of the Seventh Amendment Effective Date is $3,000,000,000.
“Agreement” shall mean this Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment and the Seventh Amendment, as the same may from time to time be amended, restated, amended and restated, supplemented or otherwise modified.
“Applicable Margin” shall mean, for any day, with respect to:
(a)    any ABR Revolving Loan, Term SOFR Revolving Loan or Daily Simple SOFR Revolving Loan, as the case may be, the rate per annum set forth in the grid below based upon the Borrowing Base Utilization Percentage in effect on such day:
Borrowing Base Utilization Grid

Borrowing Base Utilization Percentage	< 30%	≥ 30% but <60%	≥ 60% but <80%	≥ 80% but <90%	≥ 90%
Term SOFR Revolving Loans or Daily Simple SOFR Revolving Loans	2.35%	2.60%	2.85%	3.10%	3.35%
ABR Revolving Loans	1.25%	1.50%	1.75%	2.00%	2.25%
Commitment Fee Rate	0.375%	0.375%	0.50%	0.50%	0.50%

It is understood and agreed that, with respect to any Term SOFR Loans or Daily Simple SOFR Loans, as the case may be, the applicable rate per annum specified in the grid above has been increased to reflect a credit spread adjustment of 0.10% for the transition of LIBOR to SOFR.

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Each change in the Commitment Fee Rate or Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change; and

(b)    any Term Loan, the rate per annum as set forth in the Term Loan Amendment for such Term Loan.

“Elected Commitment Amount” shall mean, (a) with respect to each Revolving Lender as of the Seventh Amendment Effective Date, the amount set forth opposite such Revolving Lender’s name on Schedule 1.1(a) as such Revolving Lender’s “Elected Commitment Amount” and (b) in the case of any Person that becomes a Revolving Lender after the Seventh Amendment Effective Date, the amount specified as such Revolving Lender’s “Elected Commitment Amount” in the Assignment and Acceptance or in the Incremental Agreement pursuant to which such Revolving Lender assumed a portion of the Total Revolving Commitment, in each case as the same may be changed from time to time pursuant to the terms of this Agreement.
“Initial Maturity Date” shall mean the fifth anniversary of the Seventh Amendment Effective Date, or, is such anniversary is not a Business Day, the Business Day immediately following such anniversary.
“Maturity Date” shall mean, (a) as to the applicable Revolving Loan, the Initial Maturity Date or any maturity date related to any Extension Series of Extended Commitments, as applicable and (b) as to any Term Loan, the final maturity date as specified in the applicable Term Loan Amendment, or with respect to any Extended Term Loans of a given Term Loan Extension Series, the final maturity date as specified in the applicable Extension Amendment; provided that, in the case of both clauses (a) and (b) above, if any 9.250% Specified Existing Notes are outstanding in an aggregate principal amount of more than $100,000,000 on November 16, 2027 (such date, the “Springing Maturity Date”), then the Maturity Date shall be the Springing Maturity Date.
“Revolving Lenders” shall mean the Persons listed as “Revolving Lenders” on Schedule 1.1(a) as of the Seventh Amendment Effective Date, and any other Person that shall have become a party hereto with a Revolving Commitment and/or any Revolving Loan pursuant to Section 2.16 or pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto with a Revolving Commitment and/or any Revolving Loan pursuant to an Assignment and Acceptance.
(b)Each of the following definitions is hereby added where alphabetically appropriate to read as follows:

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“9.250% Specified Existing Notes” means the Borrower’s 9.250% senior notes due 2028 outstanding on the Seventh Amendment Effective Date issued pursuant to the 9.250% Specified Existing Notes Indenture.
“9.250% Specified Existing Notes Indenture” means that certain Indenture, dated as of February 1, 2023, among Crescent Energy Finance LLC, the guarantors named therein, and U.S. Bank Trust Company, National Association, as trustee.
“Property” shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.
“Seventh Amendment” shall mean that certain Seventh Amendment to Credit Agreement, dated as of April 10, 2024, among the Borrower, the Administrative Agent and the Lenders party thereto.
“Seventh Amendment Effective Date” has the meaning assigned to such term in the Seventh Amendment.
(c)Each of the definitions “Available Free Cash Flow”, “Free Cash Flow”, “Specified Existing Notes”, “Specified Existing Notes Indenture” and “Sixth Amendment Effective Date” is hereby deleted in its entirety.
2.2Amendment to Section 2.3(a). The first sentence of Section 2.3(a) is hereby amended and restated in its entirety to read as follows:
Whenever the Borrower desires to incur Revolving Loans (other than borrowings to repay Unpaid Drawings), the Borrower shall give the Administrative Agent at the Administrative Agent’s Office, (i) written notice (or telephonic notice promptly confirmed in writing) prior to 1:00 p.m. (New York City time) at least three Business Days’ prior to each Borrowing of Revolving Loans if such Revolving Loans are to be initially Term SOFR Revolving Loans (or written notice (or telephonic notice promptly confirmed in writing) prior to 9:00 a.m. (New York City time) one Business Day prior to a Borrowing of Revolving Loans to be made on the Seventh Amendment Effective Date if such Revolving Loans are to be initially Term SOFR Revolving Loans) and (ii) written notice (or telephonic notice promptly confirmed in writing) prior to 12:00 noon (New York City time) on the date of each Borrowing of Revolving Loans that are to be ABR Revolving Loans.
2.3Amendment to Section 2.14(a). Section 2.14(a) is hereby amended and restated in its entirety to read as follows:
(a)Seventh Amendment Borrowing Base. For the period from and including the Seventh Amendment Effective Date to but excluding the first Redetermination Date to occur thereafter, the amount of the Borrowing Base shall

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be equal to $1,700,000,000. Notwithstanding the foregoing, the Borrowing Base may be subject to adjustments from time to time pursuant to the Borrowing Base Adjustment Provisions. For purposes of this Agreement the determination of the Borrowing Base on the Seventh Amendment Effective Date shall constitute the April 1, 2024 Scheduled Redetermination.
2.4Amendment to Section 2.14(e). Section 2.14(e) is hereby amended by replacing the phrase “(x) Permitted Additional Debt or Permitted Junior Lien Debt issued during the period commencing on the Sixth Amendment Effective Date and ending on the Scheduled Redetermination Date for the April 1, 2024 Scheduled Redetermination, in an aggregate principal amount of up to $500,000,000” contained therein with the phrase “(x) Permitted Additional Debt or Permitted Junior Lien Debt issued during the period commencing on the Seventh Amendment Effective Date and ending on the Scheduled Redetermination Date for the October 1, 2024 Scheduled Redetermination, in an aggregate principal amount of up to $500,000,000”.
2.5Amendment to Section 9.1(c). Section 9.1(c) is hereby amended and restated in its entirety to read as follows:
(c)    Officer’s Certificates - Compliance. Not later than five Business Days after the delivery of the financial statements provided for in Section 9.1(a) and (b), commencing with the fiscal quarter ending September 30, 2021, a certificate of an Authorized Officer of the Borrower substantially in the form of Exhibit B hereto (i) certifying that no Default or Event of Default exists or, if any Default or Event of Default does exist, specifying the nature and extent thereof, (ii) setting forth the calculations required to establish whether the Borrower and its Restricted Subsidiaries were in compliance with the Financial Performance Covenants as at the end of such fiscal year or period, as the case may be, (iii) setting forth a specification of any change in the identity of the Restricted Subsidiaries, Material Subsidiaries, Guarantors and Unrestricted Subsidiaries as at the end of such fiscal year or period, as the case may be, from the Restricted Subsidiaries, Material Subsidiaries, Guarantors and Unrestricted Subsidiaries, respectively, provided to the Lenders on the Closing Date or in the most recently delivered Compliance Certificate, (iv) the amount of any Pro Forma Adjustment to the extent not set forth in a previously delivered Compliance Certificate, or any change in the amount of a Pro Forma Adjustment set forth in a previously delivered Compliance Certificate and, in either case, in reasonable detail, the calculations and basis therefor and (v) in each Compliance Certificate provided in respect of the annual financial statements delivered under Section 9.1(a), setting forth in reasonable detail the Applicable Equity Amount as at the end of the fiscal year for which such financial statements are applicable.
2.6Amendment to Section 10.5(m). Section 10.5(m) is hereby amended by replacing the reference to “10.6(j)” contained therein with “10.6(i)”.

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2.7Amendment to Section 10.6(i). Section 10.6(i) is hereby amended by replacing the reference to “2.00” contained therein with “2.50” and by deleting the first instance of the word “other” contained therein.
2.8Amendment to Section 10.6(j). Section 10.6(j) is hereby amended and restated in its entirety to read as follows:
[reserved];
2.9Amendment to Section 10.7(a)(iv). Section 10.7(a)(iv) is hereby amended by replacing the reference to “2.00” contained therein with “2.50”.
2.10Amendment to Section 10.7(a)(v). Section 10.7(a)(v) is hereby amended and restated in its entirety to read as follows:
[reserved].
2.11Amendment to Exhibit B. Exhibit B is hereby amended and restated in its entirety to read as set forth on Exhibit B to this Seventh Amendment.
Section 3.    Assignment and Acceptance. Effective as of the Seventh Amendment Effective Date, immediately prior to giving effect to the amendments contained in Section 2 of this Seventh Amendment (and, for the avoidance of doubt, after giving effect to the effectiveness of that certain Assignment and Acceptance by and between Credit Suisse AG, New York Branch, as assignor, and Wells Fargo Bank, National Association, as assignee, dated effective as of the date hereof): (a) each Lender has, in consultation with the Borrower, agreed to reallocate its respective Commitment; and (b) for an agreed consideration, each Lender (each, an “Assignor”) hereby irrevocably sells and assigns to each other Lender (each, an “Assignee”), and such Assignee hereby irrevocably purchases and assumes from such Assignor, subject to and in accordance with the Standard Terms and Conditions (as set forth in Annex 1 to Exhibit A) and the Credit Agreement, as of the Seventh Amendment Effective Date, immediately prior to giving effect to the terms of Section 2 of this Seventh Amendment, (i) all of such Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and the other Credit Documents and any other documents or instruments delivered pursuant thereto, in each case, to the extent related to an amount and percentage interest of all of such outstanding rights and obligations of such Assignor under the Credit Agreement (including any participations in L/C Obligations), to the extent necessary so that, after giving effect thereto, each Lender shall have the Elected Commitment Amount and Revolving Commitment Percentage set forth for such Lender on Schedule 1.1(a) attached to this Seventh Amendment, which Schedule 1.1(a) supersedes and replaces Schedule 1.1(a) to the Credit Agreement (and Schedule 1.1(a) to the Credit Agreement is hereby amended and restated in its entirety to read as set forth on Schedule 1.1(a) attached hereto); and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Lenders (each in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing,

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including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”; and the sales and assignments and purchases and assumptions of the Assigned Interests described in this clause (b) being referred to herein collectively as the “Assignment and Reallocation”).  Such sale and assignment is without recourse to any Assignor and, except as expressly provided in this Section 3, without representation or warranty by any Assignor.  Each of the Administrative Agent, each Letter of Credit Issuer, each Lender and the Borrower hereby consents and agrees to the Assignment and Reallocation. With respect to the Assignment and Reallocation, each Lender shall be deemed to have sold and assigned its Assigned Interest, and each Lender shall be deemed to have acquired such Assigned Interest pursuant to the terms and conditions of the Assignment and Assumption attached as Exhibit A to the Credit Agreement (the “Assignment Agreement”), as if each Lender had executed such Assignment Agreement with respect to such Assigned Interest, pursuant to which (i) each Lender shall be an “Assignee”, (ii) each Lender shall be an “Assignor” and (iii) the term “Effective Date” shall be the Seventh Amendment Effective Date as defined herein. On the Seventh Amendment Effective Date, after giving effect to the Assignment and Reallocation, the Administrative Agent shall take the actions specified in Section 13.6(b)(v), including recording the Assignment and Reallocation described herein in the Register, and the Assignment and Reallocation shall be effective for all purposes of the Credit Agreement. Notwithstanding anything to the contrary in Section 13.6(b)(ii)(C), no Lender shall be required to pay a processing and recordation fee of $3,500 to the Administrative Agent in connection with the Assignment and Reallocation.
Section 4.Conditions Precedent to Seventh Amendment Effective Date. This Seventh Amendment shall become effective on the date (such date, the “Seventh Amendment Effective Date”) when each of the following conditions is satisfied (or waived in accordance with Section 13.1):
4.1Amendment. The Administrative Agent shall have received from each Lender and each Obligor counterparts (in such number as may be reasonably requested by the Administrative Agent) of this Seventh Amendment signed on behalf of such Persons.
4.2Fees and Expenses. The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the Seventh Amendment Effective Date, including (to the extent invoiced at least three (3) Business Days prior), reimbursement or payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
4.3Legal Opinions. The Administrative Agent shall have received the executed legal opinion of Kirkland & Ellis LLP, New York counsel to the Borrower, addressed to the Administrative Agent and the Lenders, in form and substance reasonably satisfactory to the Administrative Agent.
4.4Closing Certificates.    The Administrative Agent shall have received a certificate of the Credit Parties, dated the Seventh Amendment Effective Date, substantially in

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the form of Exhibit L, with appropriate insertions, executed by an Authorized Officer of each Credit Party, and certifying as to the documents referred to in Section 4.5(a)-(c) of this Seventh Amendment.
4.5Authorization of Proceedings of Each Credit Party; Organizational Documents. The Administrative Agent shall have received (a) a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the board of directors or managers of each Credit Party (or a duly authorized committee thereof) authorizing (i) the execution, delivery and performance of the Credit Documents (and any agreements relating thereto) to which it is a party and (ii) in the case of the Borrower, the extensions of credit contemplated hereunder, (b) true and complete copies of each of the organizational documents of each Credit Party (or confirmation that there have been no amendments to such organizational documents since the certificates delivered on the Closing Date, May 6, 2021, December 7, 2021, March 25, 2022, April 20, 2022, September 23, 2022, October 12, 2022 and March 23, 2023, respectively), (c) certifications as to the incumbency and specimen signature of each officer executing any Credit Document and (d) certificates of the appropriate State agencies (or other customary evidence) with respect to the existence, qualification and good standing (as applicable in each such jurisdiction) of each Credit Party in each jurisdiction where any such Credit Party is organized.
4.6No Default. After giving effect to the terms of this Seventh Amendment, no Default or Event of Default shall have occurred and be continuing as of the Seventh Amendment Effective Date.
The Administrative Agent is hereby authorized and directed to declare the Seventh Amendment Effective Date to have occurred when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted in Section 13.1 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes. For purposes of determining compliance with the conditions specified in this Section 4, each Lender that has signed this Seventh Amendment shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender.
Section 5.Miscellaneous.
5.1Confirmation.  The provisions of the Credit Agreement, as amended by this Seventh Amendment, shall remain in full force and effect following the Seventh Amendment Effective Date.
5.2Ratification and Affirmation; Representations and Warranties.  Each of the Borrower and the Guarantors hereby: (a) acknowledges the terms of this Seventh Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Credit Document to which it is a party and agrees that each such Credit Document remains in full force and effect as expressly amended hereby; (c) agrees that from and after the date hereof, each

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reference to the Credit Agreement in the other Credit Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Seventh Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Seventh Amendment: (i) the representations and warranties set forth in each Credit Document to which it is a party are true and correct in all material respects (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date), provided that such representations shall be true and correct in all respects to the extent already qualified by materiality, and (ii) no Default or Event of Default has occurred and is continuing.
5.3Counterparts.  This Seventh Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Each party hereto agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature.
5.4No Oral Agreement.  This Seventh Amendment and the other Credit Documents represent the agreement of the Borrower, the Guarantors, the Collateral Agent, the Administrative Agent and the Lenders party hereto with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Borrower, the Guarantors, any Agent nor any Lender party hereto relative to the subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.
5.5GOVERNING LAW.  THIS SEVENTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
5.6Severability.  Any provision of this Seventh Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
5.7Successors and Assigns.  This Seventh Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
5.8Credit Document. This Seventh Amendment is a “Credit Document” as defined and described in the Credit Agreement, and all of the terms and provisions of the Credit Agreement relating to Credit Documents shall apply hereto.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be duly executed.

BORROWER:	CRESCENT ENERGY FINANCE LLC
By: /s/ Brandi Kendall Name: Brandi Kendall Title: Vice President
GUARANTORS:

INDEPENDENCE MINERALS HOLDINGS LLC
INDEPENDENCE MINERALS GP LLC
IE BUFFALO MINERALS LLC
CMP LEGACY CO. LLC
JAVELIN UINTA, LLC
IE BUFFALO HOLDINGS LLC
VINE ROYALTY GP LLC
INDEPENDENCE UPSTREAM HOLDINGS GP LLC
COLT ADMIRAL A HOLDING GP LLC
RENEE HOLDING GP LLC
CRESCENT CONVENTIONAL LLC
CMP VENTURE CO. LLC

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President

INDEPENDENCE UPSTREAM HOLDINGS L.P. By: Independence Upstream Holdings GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President
[Signature Page to Crescent Energy Finance, LLC – Seventh Amendment to Credit Agreement]

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TITAN ENERGY HOLDINGS L.P. By: Colt Admiral A Holding GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President

[Signature Page to Crescent Energy Finance, LLC – Seventh Amendment to Credit Agreement]

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COLT ADMIRAL A HOLDING L.P. By: Colt Admiral A Holding GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President

[Signature Page to Crescent Energy Finance, LLC – Seventh Amendment to Credit Agreement]

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BRIDGE ENERGY LLC
BRIDGE ENERGY HOLDINGS LLC
JAVELIN OIL & GAS, LLC
SPRINGFIELD GS HOLDINGS LLC
JAVELIN EFA GP LLC
JAVELIN PALO VERDE GP LLC
RENEE C-I HOLDING AGENT CORP.
RENEE ACQUISITION LLC
NEWARK ACQUISITION GP I LLC
NEWARK HOLDING AGENT CORP.
JAVELIN MARKETING, LLC
JAVELIN EF GP LLC
EIGF MINERALS GP LLC
CONTANGO RESOURCES, LLC
CONTANGO ALTA INVESTMENTS, LLC
CONTANGO MIDSTREAM COMPANY, LLC
CONTARO COMPANY, LLC
JAVELIN VENTURECO LLC
FOURPASS ENERGY LLC
CONTANGO CRESCENT RENEE LLC
MADDEN ASSETCO LLC

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

JAVELIN EFA HOLDINGS LLC By: JAVELIN OIL & GAS, LLC, its sole member

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

[Signature Page to Crescent Energy Finance, LLC – Seventh Amendment to Credit Agreement]

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JAVELIN EF L.P. By: Javelin EF GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

JAVELIN PALO VERDE LP By: Javelin Palo Verde GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

JAVELIN EF AGGREGATOR L.P NEWARK C-I HOLDING L.P. JAVELIN PALO VERDE AGGREGATOR L.P. By: Javelin EFA GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
[Signature Page to Crescent Energy Finance, LLC – Seventh Amendment to Credit Agreement]

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Title: Authorized Person
INDEPENDENCE UPSTREAM L.P. By: Independence Upstream GP LLC, its general partner By: Independence Upstream Holdings L.P., its sole member By: Independence Upstream Holdings GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President
INDEPENDENCE UPSTREAM GP LLC By: Independence Upstream Holdings L.P., its sole member By: Independence Upstream Holdings GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President

CONTANGO CRESCENT VENTURECO I LLC
IE L MERGER SUB LLC
CONTANGO AGENTCO ONSHORE, INC.
[Signature Page to Crescent Energy Finance, LLC – Seventh Amendment to Credit Agreement]

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MADDEN AGENTCO INC.

By: /s/ Brandi Kendall
Name: Brandi Kendall
Title: Senior Vice President

EIGF MINERALS L.P. By: EIGF Minerals GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

INDEPENDENCE MINERALS L.P. DMA ROYALTY INVESTMENTS L.P. FALCON HOLDING L.P. MINERAL ACQUISITION COMPANY I, L.P. By: Independence Minerals GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President

VINE ROYALTY L.P. By: Vine Royalty GP LLC, its general partner

By:	/s/ Brandi Kendall
[Signature Page to Crescent Energy Finance, LLC – Seventh Amendment to Credit Agreement]

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Name: Brandi Kendall
Title: Vice President

RENEE C-I HOLDING L.P. By: Renee Holding GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President

NEWARK ACQUISITION I L.P. By: Newark Acquisition GP I LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

[Signature Page to Crescent Energy Finance, LLC – Seventh Amendment to Credit Agreement]

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ADMINISTRATIVE AGENT, COLLATERAL AGENT, LETTER OF CREDIT ISSUER and LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Collateral Agent, a Letter of Credit Issuer and Lender By: /s/ Paige Ebanks Name: Paige Ebanks Title: Vice President

[Signature Page to Crescent Energy Finance, LLC – Seventh Amendment to Credit Agreement]

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LETTER OF CREDIT ISSUER and LENDER:	JPMORGAN CHASE BANK, N.A., as a Letter of Credit Issuer and Lender By: /s/ Dalton Harris Name: Dalton Harris Title: Authorized Officer

[Signature Page to Crescent Energy Finance, LLC – Seventh Amendment to Credit Agreement]

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LENDER:	BANK OF AMERICA, N.A., as a Lender By: /s/ Ajay Prakash Name: Ajay Prakash Title: Director

[Signature Page to Crescent Energy Finance, LLC – Seventh Amendment to Credit Agreement]

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LENDER:	ROYAL BANK OF CANADA, as a Lender By: /s/ Emilee Scott Name: Emilee Scott Title: Authorized Signatory

[Signature Page to Crescent Energy Finance, LLC – Seventh Amendment to Credit Agreement]

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LENDER:	FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Thomas Kleiderer Name: Thomas Kleiderer Title: Managing Director

[Signature Page to Crescent Energy Finance, LLC – Seventh Amendment to Credit Agreement]

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LENDER:	KEYBANK NATIONAL ASSOCIATION, as a Lender By: /s/ George McKean Name: George McKean Title: Senior Vice President

[Signature Page to Crescent Energy Finance, LLC – Seventh Amendment to Credit Agreement]

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LENDER:	MIZUHO BANK, LTD., as a Lender By: /s/ Edward Sacks Name: Edward Sacks Title: Managing Director

[Signature Page to Crescent Energy Finance, LLC – Seventh Amendment to Credit Agreement]

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LENDER:	TRUIST BANK, as a Lender By: /s/ Gregory Krablin Name: Gregory Krablin Title: Director

[Signature Page to Crescent Energy Finance, LLC – Seventh Amendment to Credit Agreement]

LEGAL_US_W # 119262901

LENDER:	MORGAN STANLEY SENIOR FUNDING, INC., as a Lender By: /s/ Michael King Name: Michael King Title: Vice President

[Signature Page to Crescent Energy Finance, LLC – Seventh Amendment to Credit Agreement]

LEGAL_US_W # 119262901

[Signature Page to Crescent Energy Finance, LLC – Seventh Amendment to Credit Agreement]

LEGAL_US_W # 119262901

LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender By: /s/ Lyle Levy Name: Lyle Levy Title: Director

[Signature Page to Crescent Energy Finance, LLC – Seventh Amendment to Credit Agreement]

LEGAL_US_W # 119262901